Exhibit 10.104

EXECUTION VERSION
AMENDED AND RESTATED

[Certain confidential portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K and marked with asterisks. The omitted information (i) is not material and (ii) would likely cause us competitive harm if publicly disclosed.]

AMENDED AND RESTATED SERVICE AGREEMENT NO. 1

1.INTRODUCTION

This Amended and Restated Service Agreement No. 1 is effective as of August 1, 2020 (the “Execution Date”), and is made by Sabre GLBL Inc. (“Customer”) and DXC Technology Services, LLC (“Provider”). This “Service Agreement” and its Schedules are incorporated into that certain Master Services Agreement dated as of August 1, 2020, between Customer and Provider (“Master Agreement”) and unless specified otherwise in Schedule N, all terms of the Master Agreement will apply to this Service Agreement. Any terms and conditions that deviate from or are in conflict with the Master Agreement are set forth in Schedule N (Deviations from Terms of the Master Agreement). In the event of a conflict between the provisions of this Service Agreement and the Master Agreement, the provisions of Section 2.3 of the Master Agreement shall control such conflict.

Customer and Provider entered into that certain Service Agreement No. 1, dated November 1, 2015, as amended prior to the Execution Date of this Service Agreement and including the Schedules thereto (the “Prior Service Agreement”). The Parties entered into an amendment to the Prior Service Agreement effective as of August 1, 2020, pursuant to which the Parties agreed to revise key commercial terms and conditions, including the Service Agreement Term, the scope of services, pricing and new ITTP Projects. As part of such amendment, the Parties further agreed to undertake a post-signing review of the Prior Service Agreement documents to address descriptions of services and obligations that, pursuant to amendments and other agreed upon changes, (a) have been previously removed from scope in their entirety, (b) have been revised and so are not accurately reflected in such documents or (c) otherwise require updating. The Parties acknowledged and agreed that although the post-signing review and formal amendment may require a few months to complete, it would be effective as of August 1, 2020. As a result of such post-signing review, the Parties have entered in this Service Agreement in order to amend and restate the Prior Service Agreement in its entirety effective as of August 1, 2020.

Neither Customer nor any Affiliate of Customer shall be responsible for any termination charges, wind down costs or other termination related charges or expenses associated with the amendment and restatement of the Prior Service Agreement and Provider hereby waives any minimum commitment (or similar rights), termination notices or other payment or termination related provisions in the Prior Service Agreement in connection with such amendment and restatement of the Prior Service Agreement.

For the avoidance of doubt, neither Party, as a result of entering into this Service Agreement, will be deemed to have waived, or to have released the other Party from, any claim, issue or dispute arising after the Execution Date of this Service Agreement but relating to periods during the term of the applicable Prior Service Agreement, which such claims, issues or disputes

SABRE AND DXC CONFIDENTIAL INFORMATION
Sabre – SA#1 (Service Agreement No. 1)

Exhibit 10.104

EXECUTION VERSION
AMENDED AND RESTATED
shall be governed by this Service Agreement (except as otherwise set forth in this Service Agreement). Except as expressly set forth in the preceding sentence, this Service Agreement shall govern all other claims, issues and disputes hereunder arising after the Execution Date.

2.DEFINITIONS

Unless otherwise defined herein, capitalized terms herein will have the meaning set forth in the Master Agreement (including the Exhibits thereto) or in Schedule A (Definitions) to this Service Agreement. The term “Services” as used in this Service Agreement means the Services provided pursuant to this Service Agreement.

3.SERVICES GENERALLY

3.1Services and Responsibilities

Provider will provide the Services to Customer in accordance with the Master Agreement (including the Exhibits thereto) and this Service Agreement (including the Schedules hereto). The Services and the Responsibilities of the Parties with respect to the Services are described in Schedule B (Service Descriptions), Schedule M (Disaster Recovery and Business Continuity Requirements) and Schedule W (Customer Security Requirements). The scope and composition of the Services, and Provider’s performance of the Services, is further described in and subject to the terms of the Master Agreement, this Service Agreement, and the Schedules identified below in the Table of Schedules, including the Interim Services described in Section 3.1(a) below. Provider shall develop a Procedures Manual that documents the operational policies and procedures applicable to the Services in accordance with Schedule P (Procedures Manual Requirements) and Section 4.7 of the Master Agreement.

3.2Service Levels

Schedule D (Service Level Agreement) to this Service Agreement sets forth the Service Levels that are applicable to the Services, as well as Service Level Credits to be provided to Customer from Provider in the event of certain Service Level failures.

3.3Charges

Schedule C (Charges) to this Service Agreement sets forth the applicable Charges.

3.4Facilities

The Services will be performed at the Customer Facilities and Provider Facilities listed in Schedule T (Facilities). With regard to the Customer Facilities, in accordance with Section 5.2 of the Master Agreement, Customer will make available for Provider’s use in performing the Services a minimum of [***] dedicated cubes and [***] dedicated project rooms in the Customer Facilities in Southlake, Texas.

SABRE AND DXC CONFIDENTIAL INFORMATION
Sabre – SA#1 (Service Agreement No. 1)

Exhibit 10.104

EXECUTION VERSION
AMENDED AND RESTATED
3.5Software; Third Party Agreements; Assets

(a)The Software that is required for Provider’s performance of the Services is described in Schedule G (Customer Software) and Schedule H (Provider Software). Provider’s responsibility for managing any Customer Software or other Third Party Agreements is described Schedule J (Third Party Agreements). Schedule I (Asset Allocation Matrix) defines the Parties’ respective responsibilities for the operation and management of the Software, Equipment and other Assets supported by, or necessary to provide, the Services.

(b)The Parties acknowledge and agree that:

i.The refresh of any Equipment being used to provide Services under the Midrange Services Tower, the Network Services Tower (except for Equipment being updated as part of the Mainframe Transformation ITTP) and the Security Services Tower (collectively, the “Legacy Equipment”) will be performed in accordance with the Change Control Procedures as provided in the Technology Refresh Schedule.

ii.[***]

iii.According to Schedule C, the Charges for such Services will continue until such time as such Services are transitioned and Provider is no longer providing such Services under this Service Agreement.

iv.If Provider will be required to provide the Services beyond December 31, 2024, any changes to the service solution necessary for the ongoing provision of such Services will be subject to the Change Control Procedures.

3.6Reports

Provider will provide the Reports listed in Schedule K (Reports).

3.7Deliverables

All Deliverables to be provided as part of the Services under this Service Agreement shall comply with the requirements of the Master Agreement.

4.Term/Survival/REnewal/TERMINATION

4.1Term

The term of this Service Agreement (“Service Agreement Term”) shall begin on the Execution Date and shall continue until July 31, 2030 (the “Service Agreement Expiration Date”), unless earlier terminated in accordance with the provisions of the Master Agreement or this Service Agreement. Customer may extend the Service Agreement Term in accordance with the provisions of Section 3.3 of the Master Agreement.

SABRE AND DXC CONFIDENTIAL INFORMATION
Sabre – SA#1 (Service Agreement No. 1)

Exhibit 10.104

EXECUTION VERSION
AMENDED AND RESTATED
4.2Survival

Upon the expiration or earlier termination of this Service Agreement, the following Sections of this Service Agreement shall survive any such expiration or termination in accordance with their terms: None.

4.3Termination

This Service Agreement may be terminated, in whole or in part, by the Parties in accordance with Section 18 of the Master Agreement and as otherwise provided in this Service Agreement. In the event of any termination or expiration of this Service Agreement, Provider will provide the Termination Assistance Services described in Section 18 of the Master Agreement and in Schedule O (Termination Assistance Services) hereto.

5.TRANSITION/TRANSFORMATION

5.1Transition and Transformation

Schedule F (Transition and Transformation) includes (a) the Services to be transitioned to Customer, along with the obligations of the Parties related thereto, and (b) the transformational activities to be performed by Provider as part of the Services, and the obligations of Customer related thereto, both as further detailed in the ITTPs. Schedule S (Projects) describes any in-flight Projects and, as applicable, the process for migrating such Projects to Customer. Although there are no in-flight Projects as of the Execution Date, Provider is currently performing Projects as of the Execution Date that were begun prior to the Execution Date. Such Projects are subject to their own project plans and project agreements, and all such Projects shall continue in accordance with the applicable project plans and at the rates and according to the terms of the project agreements, all of which shall be considered subject to this Service Agreement.

5.2Governance

The performance of the Services will be governed in accordance with Exhibit 3 (Account Governance) of the Master Agreement and Schedule R (Technology Governance).

6.Relationship protocols

6.1Key Personnel

The Provider employees serving as Key Personnel are set forth in Schedule E (Key Personnel).

6.2 Approved Provider Agents

Those Provider Agents approved by Customer (if any) are listed on Schedule L (Approved Provider Agents). Schedule L includes the Services provided by the Provider Agent,

SABRE AND DXC CONFIDENTIAL INFORMATION
Sabre – SA#1 (Service Agreement No. 1)

Exhibit 10.104

EXECUTION VERSION
AMENDED AND RESTATED
as well as any restrictions or limitations on Provider’s ability to transfer or assign the Provider Agent agreement to Customer, including any fees associated therewith.

7.Disaster recovery and business continuity

The Disaster Recovery Services are set forth in Schedule M (Disaster Recovery and Business Continuity Requirements).

Table of Schedules

Schedule	Schedule Title	Intentionally Omitted as N/A
A	Definitions
B	Service Description
B-1	Service Locations
B-2	Mainframe Services Service Description
B-3	Midrange Services Service Description
B-4	Network Services Service Description
B-5	Cross Functional Services Service Description
B-6	Project and Labor Services Service Description
B-7	Midrange & Network Capacity Planning, Performance Management & Architectural Planning Service Description
C	Charges
C-1	RU Definitions
C-2	Hardware Maintenance Support and Rate Sheet
C-3	Pricing and Baselines
C-4	Intentionally Omitted	N/A
C-5	Labor Descriptions
C-6	Intentionally Omitted	N/A
C-7	Intentionally Omitted	N/A
C-8	Examples of Billable and Non-Billable Projects
D	Service Level Agreement
D-1	Service Level Matrix with Allocation of Pool Percentage
D-2	Service Level Definitions
D-3	Priority Level Definitions
E	Key Personnel; Restricted Personnel
F	Integrated Transition and Transformation Plan
F-1	Mainframe ITTP
F-2	Intentionally Omitted	N/A
F-3	Intentionally Omitted	N/A
F-4	Intentionally Omitted	N/A
F-5	Intentionally Omitted	N/A

SABRE AND DXC CONFIDENTIAL INFORMATION
Sabre – SA#1 (Service Agreement No. 1)

Exhibit 10.104

EXECUTION VERSION
AMENDED AND RESTATED

F-6	Intentionally Omitted	N/A
F-7	Intentionally Omitted	N/A
F-8	Intentionally Omitted	N/A
F-9	Intentionally Omitted	N/A
F-10	Template – Project Definition Document
F-11	Template – Project Schedule
F-12	ITTP Project Management
F-13	Template – Engineering Design Document (EDD)
G	Customer Software
H	Provider Software
I	Asset Allocation Matrix
J	Third Party Agreements
K	Reports
K-1	Intentionally Omitted	N/A
K-2	Sample SCRT Report
L	Approved Provider Agents
M	Disaster Recovery and Business Continuity Requirements
N	Deviations from Terms of Master Agreement
O	Termination Assistance Services
P	Procedures Manual Requirements
Q	International Agreements
R	Technology Governance
S	Projects
T	Facilities
T-1	Provider Offshore Migration Planning
U	Intentionally Omitted	N/A
V	Standards
W	Customer Security Requirements
W-1	Security Standards Repository
W-2	Enterprise Security Information Systems (ESIS)

SABRE AND DXC CONFIDENTIAL INFORMATION
Sabre – SA#1 (Service Agreement No. 1)

Exhibit 10.104

EXECUTION VERSION
AMENDED AND RESTATED

THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS SERVICE AGREEMENT, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS. FURTHER, THE PARTIES AGREE THAT THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES RELATING TO THIS SUBJECT SHALL CONSIST OF 1) THIS SERVICE AGREEMENT, 2) ITS SCHEDULES, AND 3) THE MASTER AGREEMENT (INCLUDING THE EXHIBITS THERETO), INCLUDING THOSE AMENDMENTS MADE EFFECTIVE BY THE PARTIES IN THE FUTURE. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED TO THE CONTRARY HEREIN, THIS STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES SUPERSEDES ALL PROPOSALS OR OTHER PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT DESCRIBED HEREIN.

-- Signatures on following page --

SABRE AND DXC CONFIDENTIAL INFORMATION
Sabre – SA#1 (Service Agreement No. 1)

Exhibit 10.104

EXECUTION VERSION
AMENDED AND RESTATED

Accepted by:		Accepted by:

Customer		Provider

By: /s/ Doug Barnett		By: /s/ David Swift
Authorized Signature		Authorized Signature

Doug Barnett		David Swift
Name (Type or Print)	Date 12/10/20	Name (Type or Print)	Date 12/10/20

SABRE AND DXC CONFIDENTIAL INFORMATION
Sabre – SA#1 (Service Agreement No. 1)